THE UNIVERSITY OF TEXAS MD Anderson Cancer Center Making Cancer History®



Annamycin: A Potent TOP2 Poison with Robust Preclinical Efficacy and a Favorable Therapeutic Window Supporting Clinical Evaluation in Pancreatic Cancer

K. Grela[1], S. Skora[1], E. Felix[1], I.Fokt[1], M. Kwasnik[1], M. Gagea[2] and W. Priebe[1]

[1]Department of Experimental Therapeutics, [2]Department of Veterinary Medicine The University of Texas MD Anderson Cancer Center

INTRODUCTION

Despite significant efforts toward developing novel targeted therapies and immunotherapies, therapeutic options for pancreatic cancer (PC) patients remain limited. **Topoisomerase 2 alpha (TOP2A) is overexpressed in PC and its expression strongly correlates with poor prognosis and increased metastatic potential** [1-3]. TOP2A appears to be a highly promising and therapeutically unexplored target in PC. Several TOP2A targeting agents, including doxorubicin (DOX), are approved as anticancer drugs, but none represent effective PC treatment modalities.

In contrast, to DOX, Annamycin (ANN), a potent, non-cardiotoxic analog of DOX exhibits high pancreatic accumulation. Recently, we have shown remarkable activity of ANN in a broad spectrum of orthotopic human models of PDAC. Figure 1 is an example of ANN dose-dependent efficacy in MDA-PATC53 tumors. ANN is currently being evaluated as a liposome formulation (L-ANN) in Phase 3 clinical trials in AML patients.


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Figure 1. L-ANN efficacy in MDA-PATC53 orthotopic model after 6 L-ANN weekly injections

(A) Representative MRI images demonstrated the orthotopic tumor on day 42 after 3 injections of either vehicle, L-ANN 3 mg/kg, or L-ANN 4 mg/kg. **(B)** Total tumor volume was calculated based on MRI images. Both L-ANN treatment groups reduced tumor volume significantly (p=0.0001 and p<0.0001). **(C)** Kaplan-Meier survival showed that L-ANN treatment significantly extended mice survival, p<0.0001 in both groups versus vehicle control. Graph and statistics were created by GraphPad Prism 8. Red arrows indicate treatment timepoints.

OBJECTIVE

Our objective was to assess the preclinical anticancer efficacy of L-ANN in syngeneic KPC mouse pancreatic ductal adenocarcinoma (PDAC) model and analyze its potential impact on the host immune system.

METHODS

In vivo efficacy of L-ANN was assessed in a KPC syngeneic model of PDAC in fully immune competent mice (C57BL6). Tumor progression was measured using bioluminescence imaging (BLI) and ultrasound imaging (USI). ANN levels in plasma and tumors were assessed using LC/MS/MS. Immunohistochemistry analysis of residual tumor tissue were quantified using Aperio Image Scope.

RESULTS

Tissue-organ distribution analysis indicates superior penetration and retention of ANN in healthy pancreas when compared to DOX


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Pancreas
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ANN DOX

Figure 2. Comparison of ANN and DOX levels in plasma and pancreas of healthy mice

Female CD-1 mice (n=5/timepoint) were administered IV with ANN and DOX at 4 mg/kg. Four mice from each cohort were euthanized at each timepoint, followed by blood and organ collection. The levels of ANN and DOX in plasma **(A)** and pancreas **(B)** were analyzed using LC/MS. NCA modeling was performed using Phoenix WinNonlin Software for ANN and DOX- injected mice **(C)** represents a comparison of AUC values computed for ANN and DOX in pancreas and plasma, respectively. P values were assessed using Welch t-test in GraphPad Prism.

Efficacy of a liposome formulation of ANN (L-ANN) in an orthotopic and syngeneic model of PDAC


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0.000157
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Figure 3. Efficacy of L-ANN in a KPC, syngeneic orthotopic model of PDAC

(A) Male C57B6 albino mice were surgically engrafted with 1 x 10⁵ KPC-Luc cells. Tumor growth was monitored using Bioluminescent Imaging (BLI), 10 min after administration of D-Luciferin at 50 mg/kg. Animals were randomized on day seven and received three cycles of L-ANN treatment at 4 mg/kg or vehicle (n=8) on a weekly schedule until Day 21. **(B)** Longitudinal analysis of BLI signals for imaging performed on day 1, 8, 14 and 20, along with signal distribution **(C)**. P values were computed using Mann Whitney Test. **(D)** Representative ultrasound image (USI) of vehicle (top) and L-ANN treated (bottom) after completion of two cycles. USI was performed on Vega (Revvity) hands-free, automated, high-throughput preclinical ultrasound imaging system using linear arrays with four focal depths. Segmentation of the spleen-pancreas-tumor segments (SPTS) were performed using SonoQ software. The right panel shows representative examples of 3D rendering of the SPTS. **(E)** Mann-Whitney distribution analysis of SPTS volume based on 3D rendering of vehicle or L-ANN-treated mice. **(F)** Ex vivo images of extracted SPTS and **(G)** distribution of the PDAC tumor weights. **(H)** Kaplan-Mayer survival analysis of orthotopic KPC-Luc model receiving six doses of L-ANN at 4 mg/kg once a week, (n=10). Red arrows indicate dosing timepoints.

Ex vivo analysis confirms high levels of ANN in extracted tumors and increased presence of CD8+ and CD4+ T cells in the tumor microenvironment


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Figure 4. Ex vivo analysis of tumor tissue from L-ANN treated mice implanted with KPC tumors and sacrificed on day 21

(A) Levels of ANN in plasma and PDAC orthotopic tumors assessed using HPLC/MS one hour after intravenous administration of L-ANN. **(B)** Immunohistochemistry of tumors for phosphorylated H2Aγ, CD8+ and CD4+ T cell infiltration in the tumors one hour after the last dose was administered along with image quantification performed in Aperio **(C)**.

ANN delays tumor progression in KPC-Luc liver metastatic model


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Spleen
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Vehicle, MS 18 days
L-ANN, 6 mg/kg, MS 29 days
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Figure 5. Efficacy of L-ANN in an experimental liver metastasis model

(A) Cells from KPC-Luc mice were intrasplenically injected into female albino mice a 1 x 10⁷ cells per mouse, followed by splenectomy 15 min post injection. On day five, the animals were randomized into two groups (n=9) receiving vehicle or six intravenous injections of L-ANN at 6 mg/kg (red arrows). **(B)** Survival was assessed using Kaplan Mayer survival analysis in GraphPrism software. MS= mean survival.

CONCLUSIONS

- L-ANN demonstrates robust anti-tumor activity in different PDAC models, including human PDAC models and an implantable syngeneic immunocompetent KPC model.
- These results correlate with high tumor uptake of ANN.
- ANN induces tumor infiltration of CD8+ cytotoxic T cells and CD4+ helper T cells in immune cold pancreatic cancer, indicating that ANN exhibits immunogenic properties and potential synergy with PD-1 immune-checkpoint blockade.
- Along with the favorable toxicity prolife of L-ANN that includes lack of cardiotoxicity established in ongoing clinical trials, preclinical data substantiate the clinical evaluation of L-ANN in pancreatic cancer patients.

REFERENCES

1. Pei YF, Yin XM, Liu XQ. TOP2A induces malignant character of pancreatic cancer through activating β-catenin signaling pathway. Biochim Biophys Acta Mol Basis Dis. 2018 Jan;1864(1):197-207. doi: 10.1016/j.bbadis.2017.10.019. Epub 2017 Oct 16. PMID: 29045811.
2. Zhou Z, Liu S, Zhang M, Zhou R, Liu J, Chang Y, Zhao Q. Overexpression of Topoisomerase 2-Alpha Confers a Poor Prognosis in Pancreatic Adenocarcinoma Identified by Co-Expression Analysis. Dig Dis Sci. 2017 Oct;62(10):2790-2800. doi: 10.1007/s10620-017-4718-6. Epub 2017 Aug 18. PMID: 28815403.
3. Kasing SG, Natarajan G, Pothuraju R, Shah A, Batra SK, Kaur S. Implications of prognosis-associated genes in pancreatic tumor metastasis: lessons from global studies in bioinformatics. Cancer Metastasis Rev. 2021 Sep;40(3):721-738. doi: 10.1007/s10555-021-09991-1. Epub 2021 Sep 30. PMID: 34591244; PMCID: PMC8556170.

ACKNOWLEDGEMENTS

This work was supported by a grant (PI, Waldemar Priebe) from Moleculin Biotech, Inc. (NASDAQ MBRX). Dr. Priebe is Chairman of the Scientific Advisory Board and owns stock in Moleculin Biotech, Inc., and is an inventor of Annamycin. Drs. Fokt, Skora, and Grela own stock and are consultants to Moleculin Biotech, Inc.
Please contact us at wpriebe@mdanderson.com to discuss our data and for permission to reprint and/or distribute this presentation.